EXHIBIT 10.41
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                          ELECTRONIC AGREEMENT SUMMARY

From:    Dawn Moskowitz,
Date:    December 18, 2000
To:      Sharon Wilkinson

Subject: Permission Request

Sharon:

We have reviewed and approved the mock-up. We look forward to seeing timeforkids.com as the news provider in your browser.

Dawn Moskowitz
Assistant New Media Director
Time For Kids, Division of Time, Inc.
1271 6th Avenue
New York, NY 10020


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From:     Dawn Moskowitz
Date:     November 27, 2000
To:       Sharon Wilkinson

Subject:  Permission Request

Sharon:

You have our approval to feature timeforkids.com as the news provider for the Heartsoft web browser. The timeforkids.com logo must link directly to the timeforkids.com homepage. Per our phone conversation, we must have approval over a final mock-up with our logo prior to public utilization of it.

Please e-mail a screen print or url for proofing to both Dawn Moskowitz and Nan Zabala.

Dawn Moskowitz
Assistant New Media Director
Time For Kids, Division of Time, Inc.
1271 6th Avenue
New York, NY 10020

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From:      Sharon Wilkinson
Date:      November 22, 2000
To:        Dawn Moskowitz, Time For Kids

Subject:  Permission Request

Dawn:

I am attaching a screen print of the main page of Internet Safari as you requested. Your logo will be displayed on this page across the bottom.

If you have any other questions or need anymore information just let me know.

Sharon Wilkinson
Reseller Account Manager
Heartsoft, Inc.
3101 N. Hemlock Circle
Broken Arrow, OK 74012